SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 27, 2002
(Date of earliest event reported)

ASCONI CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-23712	91-1395124
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

160 International Parkway, Suite 280
Heathrow, Florida 32746
(Address of principal executive offices, zip code)

(407) 833-8000
(Registrant’s telephone number, including area code)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on June 27, 2002 (the “Initial Report”).

Item 7.    Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The Initial Report reported that through the Registrant’s indirect wholly-owned Republic of Moldova subsidiary, Asconi S.R.L., Registrant acquired control of a majority of the outstanding voting securities of Vitis Hincesti S.A. as of June 12, 2002. In the Initial Report, the Registrant indicated that it would file an amendment containing financial statements of Vitis Hincesti S.A. on or before August 26, 2002 in accordance with the provisions of paragraph (a)(4) of this Item 7. However, after further review Registrant determined that no financial statements are required to be filed pursuant to Regulation S-B.

(b)  Pro Forma Financial Information.

See Item 7(a) above.

(c)  Exhibits.

The exhibits filed as part of the Initial Report and this Current Report are listed below and in the Exhibit Index.

Exhibit No.	Description of Exhibit

10.1	Contract for Brokerage Services No. 051 by and between Asconi S.R.L. and C.B. Agroindbank S.A., dated December 13, 2001 (filed as exhibit 10.1 to the Initial Report).

10.2	Agreement of Termless Share Management (Irrevocable Trust) by and between Asconi S.R.L. and Talmaci Irina, dated June 12, 2002 (filed as exhibit 10.2 to the Initial Report).

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SIGNATURE PAGE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCONI CORPORATION

By:	/s/ CONSTANTIN JITARU
Constantin Jitaru Chairman of the Board and Chief Executive Officer

Date:    August 26, 2002

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Contract for Brokerage Services No. 051 by and between Asconi S.R.L. and C.B. Agroindbank S.A., dated December 13, 2001 (filed as exhibit 10.1 to the Initial Report).

10.2	Agreement of Termless Share Management (Irrevocable Trust) by and between Asconi S.R.L. and Talmaci Irina, dated June 12, 2002 (filed as exhibit 10.2 to the Initial Report).

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